SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2003

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)

1000 Boardwalk
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 449-6515

TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	33-90786	13-3818407
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)

1000 Boardwalk
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 449-6515

TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	33-90786-01	13-3818405
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)

1000 Boardwalk
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 449-6515

Item 7.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	Certain information furnished to potential investors by Trump Hotels & Casino Resorts, Inc.

Item 9.	Regulation FD Disclosure.

As previously reported, Trump Hotels & Casino Resorts, Inc., THCR, announced on March 13, 2003 the pricing of a private placement of $490 million aggregate principal amount of two new issues of mortgage notes, consisting of $425 million first priority mortgage notes due March 15, 2010, bearing interest at a rate of 11.625% per year payable in cash, to be sold at a price of 94.832% of their face amount for an effective yield of 12.75%, and $65 million second priority mortgage notes due September 15, 2010, bearing interest at a rate of 11.625% per year payable in cash, plus 6% payable in pay-in-kind notes. The notes are being issued by Trump Casino Holdings, LLC and Trump Casino Funding, Inc., two wholly-owned subsidiaries of THCR’s operating subsidiary, Trump Hotels & Casino Resorts Holdings, L.P., and are guaranteed on a secured basis, subject to certain exceptions and exclusions, by the subsidiaries of the issuers, including Trump’s Castle Associates, L.P., the owner of the Trump Marina Casino Resort in Atlantic City, New Jersey, Trump Indiana, Inc., the owner of the Trump Indiana Riverboat Casino in Gary, Indiana, and THCR Management Services, LLC, the manager of Trump 29 Casino located in Palm Springs, California area. The closing of the proposed offering, which is subject to customary closing conditions, is scheduled to occur on March 25, 2003.

The notes have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and are being offered in a private placement under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection with the offering of the notes, the information attached hereto as Exhibit 99.1 was included in an Offering Memorandum furnished to potential investors.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this Form 8-K relative to THCR’s or its subsidiaries performance, trends in their operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend” and other similar expression, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of issuers, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the issuers. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR and its subsidiaries are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or its subsidiaries or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

Date: March 18, 2003	By:	/S/ JOHN P. BURKE
Name: John P. Burke Title: Executive Vice President and Corporate Treasurer

TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

	By:	Trump Hotels & Casino Resorts, Inc., its general partner

Date: March 18, 2003	By:	/S/ JOHN P. BURKE
Name: John P. Burke Title: Executive Vice President and Corporate Treasurer

TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date: March 18, 2003	By:	/S/ JOHN P. BURKE
Name: John P. Burke Title: Executive Vice President and Corporate Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information furnished to potential investors by Trump Hotels & Casino Resorts, Inc.